UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — June 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|11

Semiannual report

Putnam VT
Small Cap Value Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. While Putnam’s investment team believes the downgrade will have limited immediate impact on the real economy, it is important to recognize that market volatility has risen in the near term.

Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that many investment opportunities still exist today, and that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/11)

Investment objective

Capital appreciation

Net asset value June 30, 2011

Class IA: $14.53	Class IB: $14.43

Total return at net asset value
			Russell 2000
(as of 6/30/11)	Class IA shares*	Class IB shares*	Value Index

6 months	5.24%	5.19%	3.77%

1 year	35.57	35.21	31.35

5 years	1.99	0.81	11.70
Annualized	0.39	0.16	2.24

10 years	86.16	81.69	106.58
Annualized	6.41	6.15	7.53

Life	179.35	171.68	185.91
Annualized	8.81	8.56	9.02

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1999.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/11. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Small Cap Value Fund 1

Report from your fund’s manager

How would you characterize the investment environment over the six months ended June 30, 2011?

Equity market performance changed significantly during the period. During the first four months, markets rallied, despite civil unrest in the Middle East and the earthquake and tsunami in Japan. In this climate, markets peaked around the end of April. In the final two months of the period, markets started to fall as several economic reports revealed a slowdown in economic growth in the United States, and led investors to question the recovery in the United States and globally. At the same time, sovereign debt issues in Europe began intensifying again, specifically with Greece struggling to avoid a default. Debt issues were not confined to the eurozone, however: U.S. debt took center stage in a debate about raising the debt ceiling.

Equity markets pulled back in the latter part of the period, with large-cap stocks outperforming small caps. Investors grew defensive, and value stocks underperformed growth stocks. Only in recent weeks has the market begun to stage a turnaround.

Which industry sectors helped the fund and why?

Our strategy focuses on stock selection, rather than industry sector allocation. We choose individual stocks based on valuation, and seek high-quality companies where there is a catalyst for change in its share price. That said, we maintained overweight allocations in sectors where we held stocks that we believed would individually outperform, without having a specific opinion on the sector itself. For example, the fund had overweight positions in the consumer discretionary, technology, and health-care sectors. The portfolio was also underweight in financials, primarily resulting from an underweight in the REIT (real estate investment trust) sector due to lack of inexpensive valuations. There remains a significant amount of risk and uncertainty in this sector as regulators grapple with the implementation of federal financial services reform legislation.

What holdings contributed to fund performance?

MedQuist, a provider of electronic dictation software, was a leading contributor to fund performance. The firm launched its IPO in February 2011. The firm made an acquisition in 2010, which began to contribute to profitability this year.

Web.com Group, which provides online marketing services such as website design and publishing, search engine optimization, and lead generation for small businesses, contributed to performance. Web.com had reported positive earnings surprises for several consecutive quarters, following the acquisition of Register.com in 2010.

Another contributor, Pioneer Drilling, which provides land-based drilling services to oil and gas operators, announced several new multi-year contracts to construct drilling rigs. Because the company provides equipment needed to help boost oil production, its share price benefited from the increased price and demand for oil during the period.

What were some of the strategies that were detractors?

Smith Micro Software, a developer of software solutions for mobile devices, had several quarters of disappointing earnings results, indicating that orders from a top customer had not grown as expected. Investors penalized the stock when its price missed analysts’ expectations.

Hanover Insurance, a property and casualty insurer, also detracted from the fund’s performance. The firm had significant exposure to areas in the United States where major weather catastrophes occurred, including tornadoes.

Network storage provider Quantum Corporation also detracted after reporting weak earnings in January, citing delayed orders. Investors were not satisfied with the information given by Quantum about when the orders would be confirmed. The firm also introduced several new products that did not generate increased sales. We sold our position in this holding by the end of the period.

What is your view on the stock market environment?

For our stock-picking strategy, the ideal environment is one in which the correlation among stocks is low and the market clearly separates the performance of winners and losers within sectors. For much of the past few years, stocks have been highly correlated and have traded largely along the lines of macroeconomic events. Whether it has been concerns about sovereign debt in Europe, civil disruptions in the Middle East, or the debt crisis in the United States, equity markets generally have experienced more thematically correlated trading. We believe that over time, equities will likely become less correlated. In fact, we have seen periods of this over the past year. In our view, the environment for stock selection will improve as these macroeconomic issues resolve themselves.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Eric N. Harthun is a CFA charterholder. He joined Putnam in 2000 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Small Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2011, to June 30, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/11		for the 6 months ended 6/30/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.02	$5.29	$3.96	$5.21

Ending value
(after expenses)	$1,052.40	$1,051.90	$1,020.88	$1,019.64

Annualized
expense ratio	0.79%	1.04%	0.79%	1.04%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Small Cap Value Fund 3

The fund’s portfolio 6/30/11 (Unaudited)

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (0.3%)
Innovative Solutions & Support, Inc. †	141,231	$772,534

		772,534
Airlines (0.4%)
SkyWest, Inc.	67,680	1,019,261

		1,019,261
Auto components (1.6%)
American Axle & Manufacturing Holdings, Inc. †	124,900	1,421,362

Exide Technologies †	225,900	1,725,876

Stoneridge, Inc. †	76,570	1,128,642

		4,275,880
Building products (0.7%)
NCI Building Systems, Inc. † S	89,700	1,021,683

Universal Forest Products, Inc. S	30,431	729,127

		1,750,810
Capital markets (1.7%)
Cowen Group, Inc. † S	394,415	1,483,000

Horizon Technology Finance Corp.	111,206	1,760,391

Waddell & Reed Financial, Inc. Class A	32,643	1,186,573

		4,429,964
Chemicals (3.1%)
Innophos Holdings, Inc.	49,355	2,408,524

Koppers Holdings, Inc.	31,500	1,194,795

OM Group, Inc. †	45,600	1,853,184

PolyOne Corp.	87,800	1,358,266

RPM International, Inc.	58,539	1,347,568

		8,162,337
Commercial banks (8.0%)
Bancorp, Inc. †	262,765	2,745,894

F.N.B. Corp. S	138,226	1,430,639

Financial Institutions, Inc.	105,200	1,727,384

First Citizens BancShares, Inc. Class A	8,448	1,581,635

First Financial Bancorp	102,580	1,712,060

First of Long Island Corp. (The)	58,369	1,627,911

Lakeland Financial Corp.	55,300	1,230,978

Metro Bancorp, Inc. †	141,881	1,620,281

Popular, Inc. (Puerto Rico) †	570,800	1,575,408

PrivateBancorp, Inc.	89,500	1,235,100

SVB Financial Group † S	27,095	1,617,842

Trustmark Corp. S	69,439	1,625,567

Western Alliance Bancorp †	187,700	1,332,670

		21,063,369
Commercial services and supplies (2.6%)
ACCO Brands Corp. †	156,727	1,230,307

Deluxe Corp.	107,700	2,661,267

Ennis Inc.	78,000	1,357,200

McGrath Rentcorp	55,500	1,558,440

		6,807,214
Communications equipment (1.8%)
Ceragon Networks, Ltd. (Israel) †	161,900	1,924,991

Oplink Communications, Inc. †	102,742	1,914,083

Powerwave Technologies, Inc. †	309,287	912,397

		4,751,471
Construction and engineering (1.8%)
EMCOR Group, Inc. †	69,500	2,037,045

Orion Marine Group, Inc. †	89,800	845,018

Tutor Perini Corp.	72,300	1,386,714

UniTek Global Services, Inc. †	69,117	546,715

		4,815,492

COMMON STOCKS (97.2%)* cont.	Shares	Value

Containers and packaging (0.5%)
Rock-Tenn Co. Class A	20,600	$1,366,604

		1,366,604
Distributors (0.5%)
Core-Mark Holding Co., Inc. †	36,700	1,310,190

		1,310,190
Diversified financial services (1.2%)
Gain Capital Holdings, Inc. † S	211,146	1,437,904

NewStar Financial, Inc. †	152,817	1,632,086

		3,069,990
Diversified telecommunication services (1.3%)
Cbeyond, Inc. †	98,400	1,301,832

Cogent Communications Group, Inc. †	121,600	2,068,416

		3,370,248
Electric utilities (4.0%)
Great Plains Energy, Inc. S	112,275	2,327,461

NV Energy, Inc.	138,700	2,129,045

UIL Holdings Corp. S	74,638	2,414,539

UniSource Energy Corp.	100,534	3,752,934

		10,623,979
Electrical equipment (1.6%)
EnerSys †	41,686	1,434,832

General Cable Corp. †	31,700	1,349,786

Powell Industries, Inc. †	38,900	1,419,850

		4,204,468
Electronic equipment, instruments, and components (2.1%)
Electro Scientific Industries, Inc. †	103,155	1,990,892

Multi-Fineline Electronix, Inc. †	61,800	1,335,498

TTM Technologies, Inc. †	133,454	2,137,933

		5,464,323
Energy equipment and services (1.5%)
Helix Energy Solutions Group, Inc. †	75,400	1,248,624

Pioneer Drilling Co. †	90,996	1,386,779

Tidewater, Inc. S	25,395	1,366,505

		4,001,908
Food and staples retail (2.5%)
Ruddick Corp. S	33,793	1,471,347

Spartan Stores, Inc.	113,259	2,211,948

SUPERVALU, Inc. S	150,500	1,416,205

Weiss Markets, Inc. S	37,343	1,520,980

		6,620,480
Gas utilities (0.9%)
Southwest Gas Corp.	57,831	2,232,855

		2,232,855
Health-care equipment and supplies (1.4%)
Cutera, Inc. † S	164,204	1,400,660

Palomar Medical Technologies, Inc. †	76,767	865,932

Solta Medical, Inc. †	271,619	749,668

Syneron Medical, Ltd. (Israel) †	65,100	789,663

		3,805,923
Health-care providers and services (3.5%)
Addus HomeCare Corp. †	140,186	761,210

Ensign Group, Inc. (The)	40,282	1,224,170

Health Management Associates, Inc. Class A †	105,386	1,136,061

LHC Group, Inc. †	9,178	207,147

MedQuist Holdings, Inc. †	183,534	2,371,259

Providence Service Corp. (The) †	102,900	1,301,685

Triple-S Management Corp. Class B (Puerto Rico) †	100,900	2,192,557

		9,194,089
Hotels, restaurants, and leisure (2.0%)
Denny’s Corp. †	519,700	2,016,436

DineEquity, Inc. † S	34,900	1,824,223

4 Putnam VT Small Cap Value Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Domino’s Pizza, Inc. †	50,760	$1,281,182

Morgans Hotel Group Co. †	26,686	191,872

		5,313,713
Household durables (1.2%)
La-Z-Boy, Inc. †	138,200	1,364,034

M/I Homes, Inc. †	77,544	950,689

Newell Rubbermaid, Inc.	58,388	921,363

		3,236,086
Household products (0.4%)
Spectrum Brands Holdings, Inc. †	34,692	1,110,144

		1,110,144
Insurance (7.2%)
Allied World Assurance Co. Holdings AG	41,800	2,406,844

American Equity Investment Life Holding Co.	134,976	1,715,545

Arch Capital Group, Ltd. †	61,038	1,948,333

Assured Guaranty, Ltd. (Bermuda)	73,095	1,192,179

Employers Holdings, Inc.	72,511	1,216,009

Hanover Insurance Group, Inc. (The)	58,990	2,224,513

HCC Insurance Holdings, Inc.	68,593	2,160,680

Horace Mann Educators Corp.	72,516	1,131,975

Infinity Property & Casualty Corp.	23,543	1,286,860

Reinsurance Group of America, Inc. Class A	33,195	2,020,248

Validus Holdings, Ltd.	51,000	1,578,450

		18,881,636
Internet software and services (1.9%)
Earthlink, Inc.	205,900	1,584,401

Stamps.com, Inc.	112,969	1,507,006

Web.com Group, Inc. †	149,386	1,840,436

		4,931,843
IT Services (2.0%)
Alliance Data Systems Corp. † S	22,398	2,106,980

BancTec, Inc. 144A † F	152,299	685,346

Ciber, Inc. †	240,300	1,333,665

CSG Systems International, Inc. †	65,536	1,211,105

		5,337,096
Leisure equipment and products (0.1%)
Brunswick Corp.	7,637	155,795

		155,795
Machinery (2.0%)
Cascade Corp.	31,729	1,509,349

Commercial Vehicle Group, Inc. †	93,600	1,328,184

Meritor, Inc. †	54,295	870,892

NACCO Industries, Inc. Class A	16,900	1,636,258

		5,344,683
Multiline retail (0.6%)
Gordmans Stores, Inc. † S	84,194	1,464,134

		1,464,134
Multi-utilities (1.7%)
Avista Corp.	115,631	2,970,560

CMS Energy Corp.	70,500	1,388,145

		4,358,705
Oil, gas, and consumable fuels (4.6%)
Energen Corp.	37,893	2,140,955

Energy Partners, Ltd. †	86,600	1,282,546

James River Coal Co. † S	65,141	1,356,236

Rex Energy Corp. † S	104,605	1,074,293

Rosetta Resources, Inc. †	27,400	1,412,196

Scorpio Tankers, Inc. (Monaco) †	111,724	1,116,123

SM Energy Co.	23,301	1,712,157

Swift Energy Co. †	52,600	1,960,402

		12,054,908

COMMON STOCKS (97.2%)* cont.	Shares	Value

Paper and forest producs (1.0%)
Buckeye Technologies, Inc.	65,900	$1,777,982

Louisiana-Pacific Corp. †	110,125	896,418

		2,674,400
Pharmaceuticals (1.8%)
ISTA Pharmaceuticals, Inc. †	162,568	1,242,832

Medicines Co. (The) †	99,600	1,644,396

Questcor Pharmaceuticals, Inc. †	71,200	1,715,920

		4,603,148
Real estate investment trusts (REITs) (5.8%)
American Assets Trust, Inc.	81,920	1,839,104

Campus Crest Communities, Inc.	97,506	1,261,728

Cogdell Spencer, Inc.	222,200	1,330,978

Entertainment Properties Trust S	34,100	1,592,470

LaSalle Hotel Properties S	48,793	1,285,208

MFA Financial, Inc.	163,981	1,318,407

One Liberty Properties, Inc.	73,688	1,137,743

PS Business Parks, Inc.	28,700	1,581,370

Summit Hotel Properties, Inc.	162,010	1,838,814

Taubman Centers, Inc.	20,746	1,228,163

Winthrop Realty Trust	62,030	740,638

		15,154,623
Road and rail (1.4%)
Celadon Group, Inc. † S	89,300	1,246,628

RailAmerica, Inc. †	73,736	1,106,040

Saia, Inc. †	84,700	1,435,665

		3,788,333
Semiconductors and semiconductor equipment (4.3%)
AXT, Inc. † S	177,200	1,502,656

Cirrus Logic, Inc. † S	107,500	1,709,250

LTX-Credence Corp. †	158,300	1,415,202

Nova Measuring Instruments, Ltd. (Israel) †	178,500	1,806,420

Pericom Semiconductor Corp. †	188,750	1,687,425

PMC - Sierra, Inc. †	222,100	1,681,297

RF Micro Devices, Inc. †	256,700	1,571,004

		11,373,254
Software (0.9%)
Smith Micro Software, Inc. † S	167,400	704,754

TeleCommunication Systems, Inc. Class A †	317,600	1,534,008

		2,238,762
Specialty retail (5.3%)
Aaron’s, Inc.	62,900	1,777,554

Ascena Retail Group, Inc. †	42,436	1,444,946

Charming Shoppes, Inc. † S	308,200	1,282,112

Express, Inc.	113,069	2,464,904

Haverty Furniture Cos., Inc.	58,600	674,486

Lithia Motors, Inc. Class A	74,400	1,460,472

New York & Company, Inc. †	233,600	1,156,320

Pier 1 Imports, Inc. †	65,146	753,739

Sonic Automotive, Inc. Class A S	106,000	1,552,900

Stage Stores, Inc.	79,535	1,336,188

		13,903,621
Textiles, apparel, and luxury goods (2.7%)
Iconix Brand Group, Inc. †	71,385	1,727,517

Kenneth Cole Productions, Inc. Class A †	76,721	958,245

Perry Ellis International, Inc. †	68,224	1,722,656

Phillips-Van Heusen Corp.	26,843	1,757,411

Steven Madden, Ltd. †	25,848	969,558

		7,135,387

Putnam VT Small Cap Value Fund 5

COMMON STOCKS (97.2%)* cont.	Shares	Value

Thrifts and mortgage finance (4.8%)
Berkshire Hills Bancorp, Inc.	71,900	$1,609,841

Brookline Bancorp, Inc.	159,600	1,479,492

ESSA Bancorp, Inc.	98,375	1,221,818

Oritani Financial Corp.	114,958	1,470,313

Provident Financial Services, Inc.	84,800	1,214,336

Provident New York Bancorp	142,100	1,187,956

United Financial Bancorp, Inc.	87,988	1,357,655

Walker & Dunlop, Inc. †	141,118	1,876,869

Washington Federal, Inc.	77,060	1,266,096

		12,684,376
Trading companies and distributors (1.9%)
Applied Industrial Technologies, Inc.	33,393	1,189,125

DXP Enterprises, Inc. †	77,639	1,968,149

H&E Equipment Services, Inc. †	130,334	1,823,373

		4,980,647
Wireless telecommunication services (0.6%)
NTELOS Holdings Corp.	72,136	1,473,017

		1,473,017

Total common stocks (cost $207,727,848)		$255,311,700

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	188,456	$1,982,557

New Mountain Finance Corp. †	19,429	246,748

Total investment companies (cost $1,947,156)		$2,229,305

SHORT-TERM INVESTMENTS (10.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	18,841,939	$18,841,939

Putnam Money Market Liquidity Fund 0.04% [e]	7,632,170	7,632,170

Total short-term investments (cost $26,474,109)		$26,474,109

Total investments (cost $236,149,113)		$284,015,114

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through June 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $262,535,341.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$36,794,806	$—	$—

Consumer staples	7,730,624	—	—

Energy	16,056,816	—	—

Financials	75,283,958	—	—

Health care	17,603,160	—	—

Industrials	33,483,442	—	—

Information technology	33,411,403	685,346	—

Materials	12,203,341	—	—

Telecommunication services	4,843,265	—	—

Utilities	17,215,539	—	—

Total common stocks	254,626,354	685,346	—

Investment companies	2,229,305	—	—

Short-term investments	7,632,170	18,841,939	—

Totals by level	$264,487,829	$19,527,285	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT Small Cap Value Fund

Statement of assets and liabilities
6/30/11 (Unaudited)

Assets

Investment in securities, at value, including $18,349,085 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $209,675,004)	$257,541,005

Affiliated issuers (identified cost $26,474,109) (Notes 1 and 5)	26,474,109

Dividends, interest and other receivables	226,831

Receivable for shares of the fund sold	2,727

Receivable for investments sold	2,098,469

Total assets	286,343,141

Liabilities

Payable to custodian	31,439

Payable for investments purchased	4,327,996

Payable for shares of the fund repurchased	222,681

Payable for compensation of Manager (Note 2)	132,131

Payable for investor servicing fees (Note 2)	5,907

Payable for custodian fees (Note 2)	15,499

Payable for Trustee compensation and expenses (Note 2)	83,184

Payable for administrative services (Note 2)	1,440

Payable for distribution fees (Note 2)	38,151

Collateral on securities loaned, at value (Note 1)	18,841,939

Other accrued expenses	107,433

Total liabilities	23,807,800

Net assets	$262,535,341

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$244,893,852

Undistributed net investment income (Note 1)	296,341

Accumulated net realized loss on investments (Note 1)	(30,520,853)

Net unrealized appreciation of investments	47,866,001

Total — Representing net assets applicable
to capital shares outstanding	$262,535,341

Computation of net asset value Class IA

Net assets	$71,268,019

Number of shares outstanding	4,903,646

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.53

Computation of net asset value Class IB

Net assets	$191,267,322

Number of shares outstanding	13,258,734

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$14.43

Statement of operations
Six months ended 6/30/11 (Unaudited)

Investment income

Dividends	$1,639,625

Interest (including interest income of $2,224 from investments
in affiliated issuers) (Note 5)	2,224

Securities lending (Note 1)	25,759

Total investment income	1,667,608

Expenses

Compensation of Manager (Note 2)	852,729

Investor servicing fees (Note 2)	138,662

Custodian fees (Note 2)	15,448

Trustee compensation and expenses (Note 2)	9,831

Administrative services (Note 2)	4,307

Distribution fees — Class IB (Note 2)	247,417

Other	50,824

Total expenses	1,319,218

Expense reduction (Note 2)	(32,761)

Net expenses	1,286,457

Net investment income	381,151

Net realized gain on investments (Notes 1 and 3)	25,731,311

Net unrealized depreciation of investments during the period	(12,150,416)

Net gain on investments	13,580,895

Net increase in net assets resulting from operations	$13,962,046

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 7

Statement of changes in net assets

	Six months ended	Year ended
	6/30/11*	12/31/10

Increase (decrease) in net assets

Operations:

Net investment income	$381,151	$1,533,640

Net realized gain on investments	25,731,311	43,100,727

Net unrealized appreciation (depreciation)
of investments	(12,150,416)	16,696,831

Net increase in net assets resulting
from operations	13,962,046	61,331,198

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(508,083)	(344,782)

Class IB	(919,459)	(596,201)

Decrease from capital share transactions
(Note 4)	(31,628,390)	(37,461,759)

Total increase (decrease) in net assets	(19,093,886)	22,928,456

Net assets:

Beginning of period	281,629,227	258,700,771

End of period (including undistributed
net investment income of $296,341 and
$1,342,732, respectively)	$262,535,341	$281,629,227

* Unaudited.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Small Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/11†	$13.90	.03	.70	.73	(.10)	—	(.10)	$14.53	5.24*	$71,268	.39 *	.23*	30 *

12/31/10	11.06	.09	2.81	2.90	(.06)	—	(.06)	13.90	26.31	73,838.82		.78	69

12/31/09	8.62	.07	2.56	2.63	(.19)	—	(.19)	11.06	31.84	65,428	.96 [e]	.75[e]	93

12/31/08	18.96	.21	(6.31)	(6.10)	(.34)	(3.90)	(4.24)	8.62	(39.26)	61,459	.92[e]	1.63 [e]	58

12/31/07	24.49	.25	(2.85)	(2.60)	(.19)	(2.74)	(2.93)	18.96	(12.44)	149,405	.87[e]	1.11[e]	59

12/31/06	23.11	.19	3.74	3.93	(.13)	(2.42)	(2.55)	24.49	17.57	251,511	.85[e]	.82[e]	61

Class IB

6/30/11†	$13.78	.02	.70	.72	(.07)	—	(.07)	$14.43	5.19 *	$191,267	.52*	.11*	30 *

12/31/10	10.97	.06	2.79	2.85	(.04)	—	(.04)	13.78	25.98	207,791	1.07	.53	69

12/31/09	8.53	.04	2.55	2.59	(.15)	—	(.15)	10.97	31.53	193,272	1.21[e]	.50[e]	93

12/31/08	18.76	.18	(6.24)	(6.06)	(.27)	(3.90)	(4.17)	8.53	(39.39)	165,393	1.17[e]	1.40 [e]	58

12/31/07	24.27	.18	(2.81)	(2.63)	(.14)	(2.74)	(2.88)	18.76	(12.67)	326,425	1.12[e]	.78[e]	59

12/31/06	22.93	.14	3.70	3.84	(.08)	(2.42)	(2.50)	24.27	17.29	726,489	1.10[e]	.59[e]	61

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.02%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT Small Cap Value Fund 9

Notes to financial statements 6/30/11 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Small Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies with a focus on value stocks.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2011 through June 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $18,349,085 and the fund received cash collateral of $18,841,939.

D) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum

10 Putnam VT Small Cap Value Fund

threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $52,705,152 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $239,696,125, resulting in gross unrealized appreciation and depreciation of $55,936,951 and $11,617,962, respectively, or net unrealized appreciation of $44,318,989.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 47.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2 under the expense offset arrangements and by $32,759 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $158, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $82,226,001 and $116,058,903, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Putnam VT Small Cap Value Fund 11

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/11		Year ended 12/31/10		Six months ended 6/30/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	90,296	$1,309,502	319,552	$3,896,386	218,312	$3,087,073	700,965	$7,960,854

Shares issued in connection with
reinvestment of distributions	34,376	508,083	28,636	344,782	62,633	919,459	49,850	596,201

	124,672	1,817,585	348,188	4,241,168	280,945	4,006,532	750,815	8,557,055

Shares repurchased	(532,499)	(7,625,527)	(954,377)	(11,155,946)	(2,096,061)	(29,826,980)	(3,297,245)	(39,104,036)

Net decrease	(407,827)	$(5,807,942)	(606,189)	$(6,914,778)	(1,815,116)	$(25,820,448)	(2,546,430)	$(30,546,981)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,224 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $46,585,219 and $44,275,335, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

12 Putnam VT Small Cap Value Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any

Putnam VT Small Cap Value Fund 13

applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 49, 38 and 30 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s general underperformance, and in particular its fourth quartile performance over the three- and five-year periods ended December 31, 2010, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over these periods was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector. The Trustees noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that, since November 2008, there had been an improvement in the fund’s relative performance. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by

14 Putnam VT Small Cap Value Fund

moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109

Putnam VT Small Cap Value Fund 21

This report has been prepared for the shareholders		H521
of Putnam VT Small Cap Value Fund.	268667	8/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2011